                                                                    Exhibit 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Bancorp Rhode Island,  Inc. (the
"Company") on Form 10-Q for the period ending  September 30, 2004, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  the undersigned President and Chief Executive Officer hereby certifies,  pursuant to
18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (a)  the Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Dated this 18th day of November, 2004.

/s/  Merrill W. Sherman
------------------------------
Merrill W. Sherman
President and
Chief Executive Officer

A signed  original of this  written  statement  required by Section 906 has been provided to Bancorp  Rhode  Island,  Inc. and will be retained by Bancorp  Rhode
Island,  Inc. and  furnished to the  Securities  and Exchange  Commission or its
staff upon request.

                                                                 Exhibit 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Bancorp Rhode Island,  Inc. (the
"Company") on Form 10-Q for the period ending  September 30, 2004, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  the undersigned Chief Financial Officer and Treasurer hereby certifies,  pursuant to
18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (a)  the Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition
and results of operations of the Company.

Dated this 18th day of November, 2004.

/s/  Albert R. Rietheimer
------------------------------
Albert R. Rietheimer
Chief Financial Officer
and Treasurer

A signed  original of this  written  statement  required by Section 906 has been provided to Bancorp  Rhode  Island,  Inc. and will be retained by Bancorp  Rhode
Island,  Inc. and  furnished to the  Securities  and Exchange  Commission or its
staff upon request.